Federated Utility Fund, Inc.
CLASS A SHARES________________________________________________
Supplement to Prospectus dated April 30, 1998

1. Effective August 3, 1998, please delete the following disclosure in the prospectus section entitled "Dealer Concession" on page 12:

"On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end."

and insert the following language in its place:

"Financial intermediaries purchasing Class A Shares for their customers in amounts of $1 million or more are eligible to receive an advance commission from the distributor based on the following breakpoints:

                              ADVANCE COMMISSION
                                 AS A PERCENTAGE OF
      TRANSACTION AMOUNT            PUBLIC OFFERING PRICE

      First $1 - $5 million               0.75%
      Next $5 - $20 million               0.50%
      Over $20 million                    0.25%

For accounts with assets over $1 million, the dealer commission resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. Certain retirement accounts may not be eligible for this program. Financial intermediaries must notify the Fund once an account reaches $1 million in order to qualify for advance commissions.

A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase if a financial intermediary received an advance commission on the transaction."


2. The "Summary of Fund Expenses" table on page 1 of the Fund's prospectus is amended.

a. Under "Shareholder Transaction Expenses," for Class A Shares, the line item on the contingent deferred sales charge is deleted and replaced with:

"Contingent Deferred Sales Charge (as a percentage of original      0.00% (1)
 purchase price or redemption proceeds, as applicable)"

b. Footnote (1) is amended by adding the following as the first sentence:

"(1) Shareholders who purchased $1 million or more of Class A Shares through a financial intermediary on or after August 3, 1998, may be charged a contingent deferred sales charge of 0.75% for redemptions made within 24 months of purchase if the financial intermediary received an advance commission."


7/31/98

Cusip 314286105
 G019411(7/98)